Exhibit 99.1
Investor Presentation September 2010

Disclaimer 2 This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). These include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." We intend these forward- looking statements to be covered by the safe harbor provisions of the PSLRA. Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are not guarantees of future performance, and actual results may differ materially. By their nature, these forward-looking statements involve numerous assumptions and uncertainties, both general and specific, including those discussed in Doral Financial Corporation's 2009 Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. These statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. While there is no assurance that any list of risks and uncertainties or risk factors is complete, certain important factors that could cause actual results to differ materially from those contained in any forward-looking statement include: - the continued recessionary conditions of the Puerto Rico and the United States economies and the continued weakness in the performance of the United States capital markets leading to, among other things, (i) a deterioration in the credit quality of our loans and other assets, (ii) decreased demand for our products and services and lower revenue and earnings, (iii) reduction in our interest margins, and (iv) decreased availability and increased pricing of our funding sources, including brokered certificates of deposits; - the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and its impact on the credit quality of our loans and other assets which may lead to, among other things, an increase in our non-performing loans, charge-offs and loan loss provisions; - a decline in the market value and estimated cash flows of our mortgage-backed securities and other assets may result in the recognition of other-than- temporary-impairment of such assets under generally accepted accounting principles in the United States of America; - our ability to derive sufficient income to realize the benefit of our deferred tax assets; - uncertainty about the legislative and other measures adopted by the Puerto Rico government in response to its fiscal situation and the impact of such measures on several sectors of the Puerto Rico economy; - higher credit losses because of federal or state legislation or regulatory action that either (i) reduces the amount that our borrowers are required to pay us, or (ii) limits our ability to foreclose on properties or collateral or makes foreclosures less economically feasible; - risks and difficulties relating to combining acquired operations with our existing operations; and - general competitive factors and industry consolidation. Market data used in this presentation has been obtained from industry sources and publications as well as from research reports prepared for other purposes. We have not independently verified any the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data.

Puerto Rico's Leading Community Bank 3 Doral is a Puerto Rico-based Community Bank with leadership in the fixed rate, affordable real estate sector .. Includes lease financing receivables, loans on savings deposits and other consumer loans. Residential Mortgage (77%) Consumer & Other1 (1%) C&I (1%) Land Secured (3%) Construction (4%) CRE (13%) Puerto Rico Loan Mix ($5.2 B) Puerto Rico (88%) Mainland U.S. (12%) Doral Loan Mix ($5.9 B) Doral has transformed from a mono-line mortgage company into a Community Bank Retail Deposits have grown to over $2B 300K banking customers with over 200K active debit cards Doral continues its leadership role in affordable mortgages $8.3B in Mortgages Serviced for Others Doral's Average Puerto Rico Mortgage is $105.5K ($865.62 / Month) 75% of Doral's PR Mortgage Portfolio are from 2006 and previous vintages Doral is Significantly Well Capitalized with an 8.5% Tier 1 Leverage Ratio 7.8% Tier 1 Common Equity2 15.3% Total Risk Based Capital DTA Comment $546MM gross DTA $441MM reserve against DTA $3.50 DTA reserve per share .. 2 Includes the impact of conversion of $171MM mandatorily convertible preferred stock to common stock as if they had been converted as of 6/30/10.

Mid-Quarter Update 4 PR Economic Stability Recent trends and forecasts indicating economic stability Several recent reports, including an August 19th report from KBW, have highlighted the recent economic stabilization and recovery in Puerto Rico. PR Housing Stimulus On August 19th Puerto Rico Governor Luis Fortuno announced four new measures to stimulate existing and new home sales in Puerto Rico Asset Quality Trends Non-Performing Loans continues to trend downwards during the quarter. 30 - 90 Day delinquency continues to trend downwards, led by the mortgage loan portfolio. Share Registration Total of 126.1MM shares registered as of September 7th As of June 30, 2010, 18.9MM shares registered After June 30th, 107.2 MM additional shares registered as a result of the April 2010 capital raise and dissolution of Doral Holdings GP

5 Puerto Rico Economy Showing Signs of Stabilization Several recent reports, including reports from KBW and ScotiaBank, have highlighted the recent economic stabilization and recovery in Puerto Rico. Puerto Rico has sustained five years of economic contraction: Gross State Product has fallen over 700 bps Unemployment has grown over 500 bps Unemployment expected to level in 2010 and begin declining in 2011 and beyond. Doral took decisive actions to position itself for this difficult economic environment: Raised $790MM in new equity since 2007 and converted $220MM of preferred shares to common equity Tightened underwriting and exited businesses ahead of the market Sold poor quality and/or non-performing assets Source: Moody's Economy.com (April 2010) 2007 2008 2009 Indicators 2010 2011 2012 67.0 66.2 64.6 Gross state product ($B) 63.4 64.6 67.1 1,028 1,010 963 Total employment (000) 933 939 959 10.9 11.5 15.1 Unemployment rate 16.1 14.7 9.8 7,475 6.787 6,702 Single-family permits 4,824 3,643 2,964 4,672 2,364 2,334 Multi-family permits 1,824 1,645 1,496 7,375 5,751 6,844 Mortgage originations ($MM) 5,942 6,019 8,000 7,510 8,733 10,946 Personal Bankruptcies 13,435 14,761 15,881

New Puerto Rico Housing Stimulus 6 Impulso Vivienda 2011 From September 1st 2010 through June 30th 2011 buyers of new homes will be exempt from government related closing charges. For a $300,000 home, this benefit could total $7,500. Existing homes will qualify for a 50% reduction in government charges Buyers of new homes will be exempt from property taxes for 5 years Buyers of new homes will be exempt from capital gains on future sales for 5 years Sellers of homes will also be exempt from government cancellation stamps Mi Seguro Hipotecario For new and existing homes up to $300,000, buyers will be eligible for 105% financing with 17% of the risk covered by an insurance fund and 88% by the financing bank. Mi Nuevo Hogar Vouchers for new social interest housing equal to 5% of the sale or appraised value. Estimulo al Mercado de Alquiler Beginning January 1st 2011, property owners will pay no taxes on net rental income for 10 years. The Puerto Rican government announced several new initiatives designed to improve the local housing market Doral is positioned to benefit from these programs: Majority of Doral's construction loans are on units below $300,000 Doral's average residential mortgage is $101,500 Over 80% of Doral's residential portfolio are homes below $300,000

NPA & Delinquency Stabilizing 7 Non-Performing Loans (excluding FHA / VA) fell $40.5 MM in Q2 Mortgage delinquency declined during Q2 Both NPL and Delinquency continue to trend downward in Q3 Non-Performing Assets ($ MM) Q2 2010 Q1 2010 Change Residential Mortgage $403.0 $407.3 $(4.3) Commercial Real Estate 169.2 157.4 11.8 Construction 168.0 230.4 (62.4) Land Loans 87.1 74.1 13.0 Commercial 3.3 1.9 1.4 Consumer / Other 1.1 1.1 - Total $831.7 $872.2 $(40.5) FHA / VA Guaranteed Residential Mortgage 112.5 31.7 80.8 OREO 103.2 100.3 2.9 Other 2.7 - 2.7 Total Non-Performing Assets $1,050.1 $1,004.3 $45.8 Delinquency (30 - 89 Days) Residential Mortgage1 ($ MM) $148.2 $156.3 (8.1) 1 Excludes FHA Guaranteed Loans

Improving Earnings Power 8 Doral has the capacity to further improve pre-tax, pre-provision earnings ($ MM) Q2 Actual Adjustments Q2 Pro-Forma Earnings Quarterly Pro-Forma Earnings Power Interest Income $101.1 101.1 $104.6 Interest Expense (61.0) (61.0) (52.8) Net Interest Income $40.1 $40.1 $51.8 Non-Interest Income (120.2) 145.8 25.6 22.7 Non-Interest Expense (104.1) 43.5 (60.6) (55.4) Pre-Tax Pre-Provision Income $(184.2) 189.3 $5.1 $19.1 Key Adjustment Categories (Q2) $ MM / Quarter Losses from Disposition of Assets (139.7) MTM Adjustments on MSR (Net of Hedge) (1.8) Interest loss from repurchase of GNMA loans (4.3) FDIC Transaction, Preferred Exchange, Retention & Legacy Professional Services (15.8) Lehman Brothers Receivable Markdown (10.7) Aged OREO Markdown (17.0) Pro-Forma Earnings Power Drivers $ MM / Quarter Reduction of $275 MM of Non-Performing Assets 4.6 Deposit Rates Reduction & Fee Increase 2.7 Operating Expense Reduction 5.0 U.S. Loan Growth 1.6

9 Post-Consolidation Market Remains Sub-Scale Bank Assets ($MM) % 1. Popular 31,946 37% 2. First Bank 18,102 21% 3. Doral 8,499 10% 4. Oriental 7,932 9% 5. Scotia 7,206 9% 6. Santander 6,560 8% 7. BBVA 5,049 6% Total Total $85,294 100% Bank Loans ($MM) % 1. Popular $15,688 32% 2. First Bank 12,279 25% 3. Doral 5,346 11% 4. Santander 5,193 11% 5. Scotia 5,131 10% 6. BBVA 3,532 7% 7. Oriental 1,975 4% Total Total 49,144 100% Bank Deposits ($MM)1% 1. Popular $18,243 49% 2. First Bank 5,202 14% 3. Santander 4,192 11% 4. Scotia 2,979 8% 5. Oriental 2,425 6% 6. BBVA 2,283 6% 7. Doral 2,159 6% Total Total $37,483 100% Source: FDIC Call Reports /June 2010 Five of Seven Banks on Island are Under $8.5B in Assets and $5.5B in Loans 1Excludes brokered deposits.

Puerto Rican economy showing signs of stability Unemployment is the key driver to Doral's delinquency Puerto Rican Government has launched a new housing stimulus program Doral's construction and mortgage portfolios are concentrated in core <$300K segment Doral has the capital strength to further improve delinquency and earnings 7.8% Leverage Ratio with 15.3% Total Risk Based Capital Delinquency and Non-Performing Asset Trends Continuing to Show Improvement Q2 Non-Guaranteed NPLs declined $40MM Doral has emerged as Puerto Rico's Community Bank Improving Core Earnings: $19.1MM of Pre-Tax, Pre-Provision Earnings Power Growing Retail Banking Franchise Leader in Affordable Mortgages Deferred Tax Asset with $441MM reserve Mid-Quarter Update 10